UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 16, 2011

WESTAR ENERGY, INC.

(Exact name of registrant as specified in its charter)

KANSAS	1-3523	48-0290150
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

818 South Kansas Avenue, Topeka, Kansas		66612
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (785) 575-6300

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

WESTAR ENERGY, INC.

Item 8.01.	Other Events.

On September 16, 2011, we issued a press release announcing that we are revising our 2011 full-year earnings guidance to a range of $1.88 to $2.03 per share from a previously announced range of $1.65 to $1.80 per share. A copy of our September 16, 2011 press release is attached to this Current Report as Exhibit 99.1 and is incorporated herein by reference.

Additionally, we are furnishing our Updated 2011 Earnings Guidance summary, which is attached hereto as Exhibit 99.2 and is incorporated herein by reference. This information is available to the public on our website, http://www.WestarEnergy.com.

The above information, including Exhibits 99.1 and 99.2, is being furnished, not filed, and accordingly it will not be incorporated by reference into any registration statement filed by us under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated by reference. Exhibits 99.1 and 99.2 contain statements intended as “forward-looking statements” which are subject to the cautionary statements about forward-looking statements set forth herein and therein.

Item 9.01.	Financial Statements and Exhibits.

Exhibit 99.1        Press Release dated September 16, 2011

Exhibit 99.2        Updated 2011 Earnings Guidance

Forward-looking statements: Certain matters discussed in this Current Report on Form 8-K are “forward-looking statements.” The Private Securities Litigation Reform Act of 1995 has established that these statements qualify for safe harbors from liability. Forward-looking statements may include words like “believe,” “anticipate,” “target,” “expect,” “pro forma,” “estimate,” “intend,” “guidance” or words of similar meaning. Forward-looking statements describe future plans, objectives, expectations or goals. Although Westar Energy believes that its expectations are based on reasonable assumptions, all forward-looking statements involve risk and uncertainty. The factors that could cause actual results to differ materially from these forward-looking statements include those discussed herein as well as (1) those discussed in the company’s Annual Report on Form 10-K for the year ended Dec. 31, 2010 (a) under the heading, “Forward-Looking Statements,” (b) in ITEM 1. Business, (c) in ITEM 1A. Risk Factors, (d) in ITEM 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations, and (e) in ITEM 8. Financial Statements and Supplementary Data: Notes 13 and 15; (2) those discussed in the company’s Quarterly Report on Form 10-Q filed Aug. 4, 2011 (a) in ITEM 2. Management’s Discussion and Analysis of Financial Condition and Results of Operations and (b) in Part 1, Financial Information, ITEM 1. Financial Statements: Notes 8 and 9; and (3) other factors discussed in the company’s filings with the Securities and Exchange Commission. Any forward-looking statement speaks only as of the date such statement was made, and the company does not undertake any obligation to update any forward-looking statement to reflect events or circumstances after the date on which such statement was made.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Westar Energy, Inc.

Date: September 16, 2011	By:	/s/ Larry D. Irick
	Name:	Larry D. Irick
	Title:	Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

Exhibit 99.1	Press Release dated September 16, 2011

Exhibit 99.2	Updated 2011 Earnings Guidance